Advisor Managed Portfolios
Supplement dated September 13, 2024
to the Summary Prospectus
dated July 31, 2024 for the
CornerCap Fundametrics® Large-Cap ETF

Departure of Portfolio Manager
Effective immediately, Joshua Tucker no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Tucker in the Summary Prospectus are deleted.

Please retain this supplement for future reference.